SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2015

Ford Credit Auto Lease Two LLC	0001519881
(Exact Name of Registrant as Specified in its Charter)	CIK

CAB East LLC	0001519883
(Exact Name of Registrant as Specified in its Charter)	CIK

CAB West LLC	0001519884
(Exact Name of Registrant as Specified in its Charter)	CIK

Delaware

(State or Other Jurisdiction of Incorporation)

333-173928, 333-196801 333-173928-01, 333-196801-01 333-173928-02, 333-196801-02	13-4347114 38-6370462 38-3670460
(Commission File Numbers)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Company World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

This Current Report on Form 8-K is being filed to disclose the amendment of certain definitive agreements that were filed with, or incorporated into, the Registration Statements of the Registrants and are material to the asset-backed securities transactions contemplated by those Registration Statements.

On December 1, 2015, the Second Amended and Restated Credit and Security Agreement, the Second Amended and Restated Servicing Agreement and the Second Amended and Restated Administration Agreement listed Item 9.01(d) below were entered into by the parties described in Item 9.01(d).  The amendments were completed in connection with the overall revision of the transaction documents for these asset-backed securities transactions undertaken by the Registrants to incorporate the new transactional requirements under Regulation AB.  The amendments update and modernize the agreements, make conforming revisions to other documents revised as a result of Regulation AB and make the agreements simpler and easier to read and understand.  The amendments are not expected to have a material adverse effect on any Exchange Noteholders or any Noteholders (each as defined in the Registration Statements), and were completed according to the amendment provisions of each applicable agreement.

Item 1.02                                           Termination of a Material Definitive Agreement.

This Current Report on Form 8-K is being filed to disclose the termination of a definitive agreement that was filed with, or incorporated into, the Registration Statements of the Registrants and is material to the asset-backed securities transactions contemplated by those Registration Statements.

On December 1, 2015, the Termination of Intercreditor Agreement listed Item 9.01(d) below was entered into by the parties described in Item 9.01(d) and the Intercreditor Agreement was terminated.  The agreement was terminated because the original interest holders named in the agreement have been paid in full, and the remaining interest holders are all subject to substantially similar intercreditor and subordination provisions in the Second Amended and Restated Credit and Security Agreement and other relevant transaction documents.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 4.1

Second Amended and Restated Credit and Security Agreement among CAB East LLC and CAB West LLC, as Borrowers, U.S. Bank National Association, as Administrative Agent, HTD Leasing LLC, as Collateral Agent, and Ford Motor Credit Company LLC, as Lender and Servicer

(including form of Exchange Note).

Exhibit 10.1	Second Amended and Restated Servicing Agreement among the Ford Motor Credit Company LLC, as Servicer and as Lender, CAB East LLC, CAB West LLC and HTD Leasing LLC, as Collateral Agent.

Exhibit 10.2

Second Amended and Restated Administration Agreement among HTD Leasing LLC, as Collateral Agent, Ford Motor Credit Company LLC, as Collateral Agent Administrator, and U.S. Bank National Association, as Administrative Agent.

Exhibit 10.3

Termination of Intercreditor Agreement among Ford Motor Credit Company LLC, as Titling Company Administrator, CAB East LLC, CAB West LLC, CAB East Holdings, LLC, CAB West Holdings, LLC, U.S. Bank National Association, as Titling Company Trustee/Registrar, and each issuer and indenture trustee joined to the Intercreditor Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

By:	/s/ Susan J. Thomas
Name:	Susan J. Thomas
Title:	Secretary

CAB EAST LLC

By:	/s/ Susan J. Thomas
Name:	Susan J. Thomas
Title:	Secretary

CAB WEST LLC

By:	/s/ Susan J. Thomas
Name:	Susan J. Thomas
Title:	Secretary

Dated: December 4, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1

Second Amended and Restated Credit and Security Agreement among CAB East LLC and CAB West LLC, as Borrowers, U.S. Bank National Association, as Administrative Agent, HTD Leasing LLC, as Collateral Agent, and Ford Motor Credit Company LLC, as Lender and Servicer (including form of Exchange Note).

Exhibit 10.1	Second Amended and Restated Servicing Agreement among the Ford Motor Credit Company LLC, as Servicer and as Lender, CAB East LLC, CAB West LLC and HTD Leasing LLC, as Collateral Agent.

Exhibit 10.2

Second Amended and Restated Administration Agreement among HTD Leasing LLC, as Collateral Agent, Ford Motor Credit Company LLC, as Collateral Agent Administrator, and U.S. Bank National Association, as Administrative Agent.

Exhibit 10.3

Termination of Intercreditor Agreement among Ford Motor Credit Company LLC, as Titling Company Administrator, CAB East LLC, CAB West LLC, CAB East Holdings, LLC, CAB West Holdings, LLC, U.S. Bank National Association, as Titling Company Trustee/Registrar, and each issuer and indenture trustee joined to the Intercreditor Agreement.